SECURITIES  AND  EXCHANGE  COMMISSION

                          Washington,  D.C.  20549

                                 FORM  8-K

                              CURRENT  REPORT

                 Pursuant  to  Section  13  or  15(d)  of  the
                     Securities  Exchange  Act  of  1934

Date  of  Report  (Date  of  earliest
event  reported):  October  22,  2012

                             DISCOVERY ENERGY CORP.
                         f/k/a "Santos Resource Corp."
           (Exact name of registrant as specified in its Charter)

            Nevada                000-53520                     98-0507846
(State or other jurisdiction (Commission File Number)         (IRS Employer
      of Incorporation)                                  Identification Number)

                         One Riverway Drive, Suite 1700
                              Houston, Texas 77056
                                  713-840-6495
(Address and telephone number of principal executive offices including zip code)

                            ________________________
                 (Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

     [  ]     Written  communications  pursuant to Rule 425 under the Securities
Act  (17  CFR  230.425)

     [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange  Act   (17  CFR  240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     Discovery Energy Corp. ("Discovery" or "the Company") today announced that it is planning to commence an offering of up to $15 million of the Company's securities. The offering, subject to market and other conditions, is expected to begin promptly, and will be made pursuant to a private placement that is exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act"). Discovery expects to use the proceeds from the offering for general corporate purposes, which may include, without limitation, certain capital expenditures and the acquisition of licenses.

     The securities have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration of an applicable exemption from the registration requirements of the Securities Act or state securities laws. The securities are being offered only to accredited investors in reliance on the exemption from registration set forth in Regulation D under the Securities Act, and outside the United States to non-U.S. Persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act.

     This report is being issued pursuant to Rule 135c under the Securities Act, and is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

     This  report  includes  forward-looking  statements  within  the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "continue," or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our Securities and Exchange Commission filings.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DISCOVERY  ENERGY  CORP.,
                                          f/k/a  "Santos  Resource  Corp."
                                          (Registrant)

Date:  October  22,  2012                 By:  /s/  Keith  J.  McKenzie
                                               -----------------------------
                                               Keith  J.  McKenzie,
                                               Chief  Executive  Officer